SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549



                            FORM 8-K/A

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                         August 31, 1995

                    BLUE DOLPHIN ENERGY COMPANY
      (Exact name of registrant as specified in its charter)

 Delaware                       0-15905             73-1268729
(State or other                (Commission          (IRS Employer
 jurisdiction of                File Number)       Identification No.)
 incorporation)

                            11 Greenway Plaza
                                Suite 1606
                             Houston, Texas           77046
            (Address of principal executive office) (Zip Code)


                             (713) 621-3993
          (Registrant's telephone number, including area code)

ITEM 5.        OTHER

See exhibit 20.1 Press Release of Blue Dolphin Energy Company dated August 31, 1995, announcing the sale of a one-third interest in the Blue Dolphin Pipeline System.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          The Pro Forma Consolidated Balance Sheet at June 30, 1995, Pro Forma Consolidated Statement of Operations for the year ended December 31, 1994 and Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1995 (collectively the "Financial Statements") are presented assuming that the sale of a 1/3 interest in the Blue Dolphin Pipeline System for $10,000,000 occurred on June 30, 1995, January 1, 1994 and January 1, 1995, respectively. The Financial Statements have been prepared based on the historical financial statements as of the same date or for the same period indicated.


     Index to Financial Statements:                              Page

     Pro Forma Consolidated Balance Sheet,  at June 30, 1995. . .   3

     Pro Forma Consolidated Statement of Operations, for the year
       ended December 31, 1994 . .  . .  . .  .. .                  5

     Pro Forma Consolidated Statement of Operations, for the six
       months ended June 30, 1995.  . .  . .  .. .                  7

           BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED BALANCE SHEET
                          June 30, 1995

                                                                          Adjustments
                                                  Unaudited         Debit                Credit              Pro Forma
                                                ------------     -----------           ----------          ------------
                ASSETS

Current Assets:
 Cash                                          $   525,123        10,000,000 (1)        6,060,054 (1)(2)     4,465,069
 Trade accounts receivable                         769,512                                                     769,512
 Inventory                                           7,210                                                       7,210
 Prepaid expenses and other current assets         325,164                                                     325,164
                                                ----------                                                  ----------
                Total Current Assets             1,627,009                                                   5,566,955

Property and equipment, at cost, using full
 cost method for oil and gas properties         21,503,080                              1,096,552 (1)       20,406,528
  Accumulated depletion, depreciation
    and amortization                            (4,322,884)          269,739 (1)                            (4,053,145)
                                                ----------                                                  ----------
                                                17,180,196                                                  16,353,383

Land                                             1,700,000                                566,667 (1)        1,133,333

Other Assets                                       520,118           216,000 (3)                               736,118
                                                ----------                                                  ----------
               Total Assets                     21,027,323                                                  23,789,789
                                                ==========                                                  ==========

               LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities:
 Accounts payable and accrued expenses             652,273                                409,000 (3)        1,061,273
 Current portion of long-term debt               2,190,450         2,190,450 (2)                                  ----
 Current portion of accrued abandonment costs      570,989                                                     570,989
                                                ----------                                                  ----------
              Total Current Liabilities          3,413,712                                                   1,632,262

Long-Term Debt, less current portion             3,825,000         3,815,000 (2)                                10,000

Deferred Tax Liability                                 ---                                657,476 (3)          657,476

Accrued Abandonment Costs, less current portion  1,672,118           257,198 (1)                             1,414,920

Dividends Payable on Preferred Stock             1,602,044                                                   1,602,044

Cumulative Convertible Preferred Stock           1,456,048                                                   1,456,048
Common Stock                                       349,405                                                     349,405
Additional Paid in Capital                      13,465,161                                827,039 (3)       14,292,200
Accumulated Earnings (Deficit) since
 January 1, 1990                                (4,756,165)        1,677,515 (3)        8,809,114 (1)        2,375,434
                                                ----------        ----------           ----------           ----------
               Total Liabilities and
               Stockholders' Equity            $21,027,323        18,425,902           18,425,902           23,789,789
                                               ===========        ==========           ==========           ==========


               BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED BALANCE SHEET
                               June 30, 1995
                                (Continued)


(1)  To record the sale of a 1/3 interest in the Blue Dolphin
     Pipeline System.
(2)  To record the retirement of long-term debt totalling $6,005,450.
(3) To record the federal and state tax expense at the statutory rate and a reduction in the deferred tax asset valuation allowance directly related to the sale transaction. Due to the utilization of net operating loss carryforwards, management believes that the deferred income tax assets more likely than not will be realized. Accordingly, income tax expense is reduced by the tax benefit from the decrease in the deferred income tax asset valuation allowance attributable to post quasi-reorganization net operating loss carryforwards of $1,444,964. The deferred tax asset valuation allowance attributable to pre-quasi-reorganization net operating loss carryforwards of $827,039 is credited to additional paid-in capital.

               BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                     PRO FORMA STATEMENT OF OPERATIONS
                   For The Year Ended December 31, 1994

                                                                            Adjustments
                                                 Historical           Debit            Credit          Pro Forma
                                               -------------        ---------        ---------       ------------
Revenue from operations:
 Pipeline operations                          $   5,017,465        1,668,606 (1)                       3,348,859
 Oil and gas sales and operating fees             1,775,300                                            1,775,300
                                                 ----------                                           ----------
      Revenue from operations                     6,792,765                                            5,124,159

Cost of operations:
 Pipeline operating expenses                      1,420,637                            473,546 (1)       947,091
 Lease operating expenses                         1,084,425                                            1,084,425
 Depletion, depreciation and amortization           732,719                             74,337 (1)       658,382
 General and administrative expenses              1,463,578                            153,600 (1)     1,309,978
                                                 ----------                                           ----------

      Cost of operations                          4,701,359                                            3,999,876
                                                 ----------                                           ----------

      Income from operations                      2,091,406                                            1,124,283

Other income (expense):
 Interest expense                                  (607,966)                           481,865 (2)      (126,101)
 Gain on sale of government bonds                    33,678                                               33,678
 Gain on sale of assets                                 ---                          8,734,777 (3)     8,734,777
 Interest and other income                            5,712                            204,079 (4)       209,791
                                                 ----------                                           ----------

      Income before income taxes and
       extraordinary item                         1,522,830                                            9,976,428

Income taxes                                       (592,171)       1,652,240 (5)        95,597 (1)    (2,148,814)

Extraordinary item - gain from early retirement of
 debt (net of income tax charge of $315,293)        612,040                                              612,040
                                                  ----------                                           ----------

      Net income                              $   1,542,699                                            8,439,654

Dividend requirements on preferred stock           (291,204)                                            (291,204)
                                                  ----------                                           ----------

      Net income applicable to
       common stockholders                    $   1,251,495                                            8,148,450
                                                 ==========                                           ==========

Primary per common share:
Income before extraordinary item and after
 dividend requirements on preferred stock     $        0.02                                                 0.16
Extraordinary item - early retirement of debt          0.01                                                 0.01
                                                 ----------                                           ----------
Net income                                    $        0.03                                                 0.17
                                                 ==========                                           ==========

Weighted average number of common shares
 and common share equivalents outstanding        47,626,300                                           47,626,300
                                                 ==========                                           ==========

Fully diluted per common share:
Income before extraordinary item              $        0.01                                                 0.13
Extraordinary item - early retirement of debt          0.01                                                 0.01
                                                 ----------                                           ----------
Net income                                    $        0.02                                                 0.14
                                                 ==========                                           ==========

Weighted average number of common shares
 and dilutive common share equivalents
  outstanding                                    62,278,671                                           62,278,671
                                                 ==========                                           ==========

           BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                PRO FORMA STATEMENT OF OPERATIONS
               For The Year Ended December 31, 1994
                           (Continued)



(1) To record reductions in pipeline revenues, pipeline operating expenses, depreciation and amortization, general and administrative expenses, and provision for income taxes as a result of the sale of a 1/3 interest in the Blue Dolphin Pipeline System.
(2) To eliminate interest expense associated with the retirement of long-term debt.
(3) To record the gain from the sale of a 1/3 interest in the Blue Dolphin Pipeline System.
(4) To record estimated interest income earned on cash in excess of debt retired, at 5%.
(5) To record the federal and state tax expense at the statutory rate and a reduction in the deferred tax asset valuation allowance directly related to the sale transaction. Due to the utilization of net operating loss carryforwards, management believes that the deferred income tax assets more likely than not will be realized. Accordingly, income tax expense is reduced by the tax benefit from the decrease in the deferred income tax asset valuation allowance attributable to post quasi-reorganization net operating loss carryforwards of $1,444,964. The deferred tax asset valuation allowance attributable to pre-quasi-reorganization net operating loss carryforwards of $827,039 is credited to additional paid-in capital.

               BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                     PRO FORMA STATEMENT OF OPERATIONS
                  For The Six Months Ended June 30, 1995

                                                                            Adjustments
                                                  Unaudited           Debit            Credit           Pro Forma
                                                ------------       ----------        ----------       ------------
Revenue from operations:
 Pipeline operations                           $  2,414,485          803,167 (1)                        1,611,318
 Oil and gas sales and operating fees               645,166                                               645,166
                                                 ----------                                            ----------

      REVENUE FROM OPERATIONS                     3,059,651                                             2,256,484

Cost of operations:
 Pipeline operating expenses                        595,804                            198,601 (1)        397,203
 Lease operating expenses                           425,543                                               425,543
 Repair and maintenance costs                       176,641                             16,990 (1)        159,651
 Depletion, depreciation, and amortization          319,058                             33,374 (1)        285,684
                                                 ----------                                            ----------

      COST OF OPERATIONS                          1,517,046                                             1,268,081
                                                 ----------                                            ----------
                                                  1,542,605                                               988,403

Other income (expense):
 General and administrative                        (721,896)                            76,800 (1)       (645,096)
 Interest expense                                  (301,855)                           300,772 (2)         (1,083)
 Gain on sale of assets                                 ---                          8,809,114 (3)      8,809,114
 Interest and other income                            8,461                            106,614 (4)        115,075
                                                 ----------                                            ----------

      INCOME BEFORE INCOME TAXES                    527,315                                             9,266,413

      Provision for income taxes                   (198,097)       1,677,515 (5)         4,995 (1)     (1,870,617)
                                                 ----------                                            ----------

      NET INCOME                                    329,218                                             7,395,796

Dividend requirements on preferred stock           (145,602)                                             (145,602)
                                                 ----------                                            ----------

Net income applicable to common stockholders   $    183,616                                             7,250,194
                                                 ==========                                            ==========

Net income per common share                    $      0.004                                                 0.155
                                                 ==========                                            ==========

Weighted average number of common shares
  and dilutive common share equivalents
   outstanding                                   46,914,141                                            46,914,141
                                                 ==========                                            ==========




(1) To record reductions in pipeline revenues, pipeline operating expenses, repair and maintenance costs, depreciation and amortization, general and administrative expenses, and provision for income taxes as a result of the sale of a 1/3 interest in the Blue Dolphin Pipeline System.
(2) To eliminate interest expense associated with the retirement of long-term debt.
(3) To record the gain from the sale of a 1/3 interest in the Blue Dolphin Pipeline System.
(4) To record projected interest income earned on cash in excess of debt retired, at 5%.
(5) To record the federal and state tax expense at the statutory rate and a reduction in the deferred tax asset valuation allowance directly related to the sale transaction. Due to the utilization of net operating loss carryforwards, management believes that the deferred income tax assets more likely than not will be realized. Accordingly, income tax expense is reduced by the tax benefit from the decrease in the deferred income tax asset valuation allowance attributable to post quasi-reorganization net operating loss carryforwards of $1,444,964. The deferred tax asset valuation allowance attributable to pre-quasi-reorganization net operating loss carryforwards of $827,039 is credited to additional paid-in capital.

     (c)  Exhibits - 20.1 Press Release of Blue Dolphin Energy Company
                     dated August 31, 1995.







                               SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      BLUE DOLPHIN ENERGY COMPANY



                                      By:  Michael J. Jacobson
                                           Michael J. Jacobson
                                           President and
                                           Chief Executive Officer